Exhibit 99.1


                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                 STAPLES, INC.,

                          MUSKETEER ACQUISITION CORP.,

                                QUILL CORPORATION

                                       AND

                    CERTAIN STOCKHOLDERS OF QUILL CORPORATION



                                  April 6, 1998

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ARTICLE I - THE MERGER....................................................... 1
         1.1      The Merger................................................. 1
         1.2      The Closing................................................ 1
         1.3      Actions at the Closing..................................... 1
         1.4      Additional Action.......................................... 2
         1.5      Conversion of Shares....................................... 2
         1.6      Fractional Shares.......................................... 4
         1.7      Escrow..................................................... 4
         1.8      Certificate of Incorporation............................... 4
         1.9      By-laws.................................................... 4
         1.10     No Further Rights.......................................... 4

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE
                    COMPANY AND THE COMPANY STOCKHOLDERS..................... 5
         2.1      Organization, Qualification and Corporate Power............ 5
         2.2      Capitalization............................................. 5
         2.3      Authorization of Transaction............................... 6
         2.4      Noncontravention........................................... 7
         2.5      Subsidiaries............................................... 7
         2.6      Financial Statements....................................... 7
         2.7      Absence of Certain Changes................................. 8
         2.8      Undisclosed Liabilities.................................... 8
         2.9      Tax Matters................................................ 8
         2.10     Assets.....................................................10
         2.11     Owned Real Property........................................10
         2.12     Real Property Leases.......................................10
         2.13     Inventory..................................................11
         2.14     Intellectual Property......................................11
         2.15     Material Contracts.........................................12
         2.16     Accounts Receivable........................................14
         2.17     Powers of Attorney.........................................14
         2.18     Insurance..................................................14
         2.19     Litigation.................................................14
         2.20     Employees..................................................14
         2.21     Employee Benefits..........................................15
         2.22     Environmental Matters......................................17
         2.23     Legal Compliance...........................................18
         2.24     Permits....................................................18
         2.25     Certain Business Relationships With Affiliates.............19
         2.26     Brokers' Fees..............................................19
         2.27     Books and Records..........................................19
         2.28     Customers and Suppliers....................................19
         2.29     Accounting and Tax Matters.................................19
         2.30     Investment Representations.................................20

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         2.31     Affiliates.................................................20
         2.32     Disclosure.................................................20

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE BUYER
                     AND THE TRANSITORY SUBSIDIARY...........................21
         3.1      Organization...............................................21
         3.2      Capitalization.............................................21
         3.3      Authorization of Transaction...............................22
         3.4      Noncontravention...........................................22
         3.5      Reports and Financial Statements...........................23
         3.6      Litigation.................................................23
         3.7      Accounting and Tax Matters.................................23
         3.8      Absence of Certain Changes.................................24
         3.9      Taxes......................................................24
         3.10     Environmental Matters......................................24
         3.11     Employee Benefit Plans.....................................24
         3.12     Compliance With Laws.......................................25
         3.13     Interim Operations of the Transitory Subsidiary............25
         3.14     Brokers' Fees..............................................25
         3.15     Disclosure.................................................25

ARTICLE IV - COVENANTS.......................................................25
         4.1      Reasonable Best Efforts; Notice and Consents;
                  Hart-Scott-Rodino Act......................................25
         4.2      Operation of Business......................................27
         4.3      Full Access................................................28
         4.4      Exclusivity................................................28
         4.5      Monthly Financial Statements...............................29
         4.6      Pooling Accounting.........................................29
         4.7      Nasdaq Listing.............................................30
         4.8      Indemnification............................................30
         4.9      Benefit Plans..............................................30

ARTICLE V - CONDITIONS TO CONSUMMATION OF MERGER.............................31
         5.1      Conditions to Obligations of the Buyer and the Transitory
                  Subsidiary.................................................31
         5.2      Conditions to Obligations of the Company and the
                  Company Stockholders.......................................32

ARTICLE VI - INDEMNIFICATION.................................................33
         6.1      Indemnification by the Company Stockholders................33
         6.2      Indemnification Claims.....................................34
         6.3      Survival...................................................37
         6.4      Limitations................................................37


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ARTICLE VII - REGISTRATION RIGHTS............................................38
         7.1      Demand Registration........................................38
         7.2      Piggyback Registration.....................................39
         7.3      Limitations on Registration Rights.........................40
         7.4      Registration Procedures....................................40
         7.5      Requirements of Company Stockholders.......................42
         7.6      Indemnification............................................42
         7.7      Underwriting Offer.........................................43
         7.8      Assignment of Rights.......................................43
         7.9      Rule 144...................................................43
         7.10     No Inconsistent Agreements.................................43

ARTICLE VIII - TERMINATION...................................................44
         8.1      Termination of Agreement...................................44
         8.2      Effect of Termination......................................44

ARTICLE IX - OTHER AGREEMENTS................................................44
         9.1      Press Releases and Announcements...........................44
         9.2      No Third Party Beneficiaries...............................45
         9.3      Entire Agreement...........................................45
         9.4      Succession and Assignment..................................45
         9.5      Counterparts; Facsimile Signature..........................45
         9.6      Headings...................................................45
         9.7      Notices....................................................45
         9.8      Governing Law..............................................47
         9.9      Amendments and Waivers.....................................47
         9.10     Severability...............................................47
         9.11     Expenses...................................................47
         9.12     Construction...............................................47
         9.13     Incorporation of Exhibits and Schedules....................48

EXHIBITS:

A.       Company Stockholders
B.       Escrow Agreement
C.       Affiliate Agreement



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                             TABLE OF DEFINED TERMS

         Each of the following terms is defined in the Section of this Agreement indicated below.

         Defined Term                                           Section
         ------------                                           -------
ADR Service                                                     6.2(d)
ADR Procedure                                                   6.2(d)
Affiliate                                                       2.15(f)
Agreed Amount                                                   6.2(c)
Agreement                                                       Introduction
Antitrust Law                                                   4.1(b)
Antitrust Order                                                 4.1(b)
Balance Sheet Date                                              2.6
Buyer                                                           Introduction
Buyer Certificate                                               5.2(d)
Buyer Common Stock                                              1.5
Buyer Disclosure Schedule                                       Article III
Buyer Employee Plans                                            3.11(a)
Buyer Reports                                                   3.5
Buyer Material Adverse Effect                                   3.4
CERCLA                                                          2.22(a)
Certificate of Merger                                           1.1
Claim Notice                                                    6.2(b)
Claimed Amount                                                  6.2(b)
Closing                                                         1.2
Closing Date                                                    1.2
Code                                                            2.9(c)
Company                                                         Introduction
Company Certificate                                             5.1(e)
Company Material Adverse Effect                                 2.1
Company Shares                                                  1.5
Company Stockholders                                            Introduction
Conversion Ratio                                                1.5
Costs                                                           4.8(a)
Damages                                                         6.1
Disclosure Schedule                                             Article II
Dispute                                                         6.2(c)
Dissenting Shares                                               1.5(iv)
Effective Time                                                  1.1
Employee Benefit Plan                                           2.21(a)
Encumbrance                                                     2.2(b)
Environmental Law                                               2.22(a)
ERISA                                                           2.21(a)

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ERISA Affiliate                                                 2.21(d)
Escrow Agreement                                                1.3
Escrow Agent                                                    1.3
Escrow Shares                                                   1.5
Exchange Act                                                    2.15(f)
Executive Life Benefits                                         2.22(v)
Financial Statements                                            2.6
GAAP                                                            2.6
Governmental Entity                                             2.4
Hart-Scott-Rodino Act                                           2.4
Incremental Amount                                              1.5(iv)
Indemnified Parties                                             6.1
Indemnified Persons                                             4.8(a)
Indemnifying Parties                                            6.1
Initial Shares                                                  1.5
Initial Stockholder Registration Statement                      7.1
Intellectual Property                                           2.14(a)
Lease                                                           2.12
Materials of Environmental Concern                              2.23(b)
Merger                                                          1.1
Merger Shares                                                   1.5
Most Recent Balance Sheet                                       2.8
Ordinary Course of Business                                     2.8
Parties                                                         Introduction
Pension Benefit Plan                                            2.21(a)
Permits                                                         2.24
Purchase Price                                                  1.5(a)
Real Estate Agreements                                          5.1(k)
Reasonable Best Efforts                                         4.1(a)
Registration Statement                                          7.4(a)
Related Party Transactions                                      2.25
Response                                                        6.2(c)
SEC                                                             7.1
Second Stockholder Registration Statement                       7.1
Securities Act                                                  2.2(a)
Stockholder Registration Statements                             7.1
Stockholder Representatives                                     1.3
Subsidiary                                                      2.4
Surviving Corporation                                           1.1
Taxes                                                           2.9(a)
Tax Returns                                                     2.9(a)
Transitory Subsidiary                                           Introduction
Welfare Benefit Plan                                            2.21(a)



                                       -v-

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                          AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of April 6, 1998 by and among Staples, Inc., a Delaware corporation (the "Buyer"), Musketeer Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Buyer (the "Transitory Subsidiary"), Quill Corporation, a Delaware corporation (the "Company"), and those stockholders of the Company listed on Exhibit A hereto, each of which is a signatory hereto (the "Company Stockholders"). The Buyer, the Transitory Subsidiary, the Company and the Company Stockholders are referred to collectively herein as the "Parties".

     This Agreement contemplates a tax-free merger of the Transitory Subsidiary into the Company which will be accounted for as a "pooling-of-interests". In such merger, the Company Stockholders will receive capital stock of the Buyer in exchange for their capital stock of the Company.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the Parties agree as follows.

                                    ARTICLE I

                                   THE MERGER

     1.1 The Merger. Upon and subject to the terms and conditions of this Agreement, the Transitory Subsidiary shall merge with and into the Company (with such merger referred to herein as the "Merger") at the Effective Time (as defined below). From and after the Effective Time, the separate corporate existence of the Transitory Subsidiary shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation"). The "Effective Time" shall be the time at which the Company and the Transitory Subsidiary file a certificate of merger or other appropriate documents prepared and executed in accordance with the relevant provisions of the Delaware General Corporation Law (the "Certificate of Merger") with the Secretary of State of the State of Delaware. The Merger shall have the effects set forth in Section 259 of the Delaware General Corporation Law.

     1.2 The Closing. Subject to Sections 8.1(c) and 8.1(d), the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Hale and Dorr LLP in Boston, Massachusetts, commencing at 9:00 a.m. local time, three business days (or such greater or lesser number of days as may be agreed upon by the Stockholder Representatives and the Buyer) after the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing) set forth in Article V hereof (the "Closing Date").

     1.3 Actions at the Closing. At the Closing:

             (i) the Company and the Company Stockholders shall deliver to the Buyer and the Transitory Subsidiary the various certificates, instruments and documents referred to in Section 5.1;

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             (ii) the Buyer and the Transitory Subsidiary shall deliver to the
Company and the Company Stockholders the various certificates, instruments and documents referred to in Section 5.2;

             (iii) the Surviving Corporation shall file with the Secretary of State of the State of Delaware the Certificate of Merger;

             (iv) each Company Stockholder shall deliver to the Buyer the certificate(s) representing its Company Shares (as defined below);

             (v) the Buyer shall deliver certificates for the Initial Shares (as defined below) to each Company Stockholder in accordance with Section 1.5; and

             (vi) Jack Miller, Harvey L. Miller and Arnold Miller (the "Stockholder Representatives"), the Buyer and BankBoston, N.A., or such other nationally recognized bank as may be selected by Buyer (the "Escrow Agent") shall execute and deliver the Escrow Agreement substantially in the form attached hereto as Exhibit B (the "Escrow Agreement") and the Buyer shall deliver to the Escrow Agent a certificate for the Escrow Shares (as defined below) being placed in escrow on the Closing Date pursuant to Section 1.7.

     1.4 Additional Action. The Surviving Corporation may, at any time after the Effective Time, take any action, including executing and delivering any document, in the name and on behalf of either the Company or the Transitory Subsidiary, in order to consummate the transactions contemplated by this Agreement.

     1.5 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holder of any of the following securities:

             (i) Each share (or fraction thereof) of voting common stock, $.01 par value per share, and each share (or fraction thereof) of non-voting common stock, $.01 par value per share, of the Company (collectively, the "Company Shares") issued and outstanding immediately prior to the Effective Time (other than Company Shares held in the Company's treasury and other than Dissenting Shares (as defined below)), shall be converted into and represent the right to receive (subject to the provisions of Sections 1.6 and 1.7) such number of shares of common stock, $.0006 par value per share, of the Buyer (including the associated 16/81sts of a right issuable pursuant to the Rights Agreement dated as of February 3, 1994 between the Buyer and Bank Boston, N.A., as rights agent, collectively, "Buyer Common Stock") as is equal to the Conversion Ratio (or, in the case of a fractional share, the Conversion Ratio multiplied by such fraction). The "Conversion Ratio" shall be the result (rounded down to six decimal places) obtained by adding $581,000,000 and the Incremental Amount (as defined below) (such sum being referred to as the "Purchase Price") and then dividing (1) the sum of (a) 50% of the Purchase Price divided by $24 plus (b) the number determined by dividing (x) 50% of the Purchase Price by (y) the average of the last reported sale prices per share of the Buyer Common Stock on the

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Nasdaq National Market over the 20 consecutive trading days ending on the trading day that is three trading days prior to the Closing Date, by (2) the number of outstanding Company Shares immediately prior to the Effective Time; provided that the Conversion Ratio shall be subject to equitable adjustment in the event of any reclassification, recapitalization, stock split, stock dividend, reverse stock split, exchange of shares or other similar events affecting the Buyer Common Stock between the date hereof and the Closing. Ten percent (10%) of the shares of Buyer Common Stock into which each Company Stockholder's Company Shares are converted pursuant to this clause (i) of this
Section 1.5, rounded down to the nearest whole number (the "Escrow Shares") shall be deposited in escrow pursuant to Section 1.7 and shall be held and disbursed in accordance with the terms of the Escrow Agreement; and the Company Stockholders shall be entitled to receive immediately the remaining shares of Buyer Common Stock into which their Company Shares were converted pursuant to this clause (i) of this Section 1.5 (the "Initial Shares"). The Initial Shares and the Escrow Shares shall together be referred to herein as the "Merger Shares."

             (ii) Each Company Share held in the Company's treasury immediately prior to the Effective Time shall be cancelled and retired without payment of any consideration therefor.

             (iii) Each share of common stock, $.01 par value per share, of the Transitory Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and thereafter evidence one share of common stock, $.01 par value per share, of the Surviving Corporation.

             (iv) "Incremental Amount" shall mean (i) $51,772,749, (ii) plus the fair value, as of the date three business days prior to the Closing Date (the "Pre- Closing Date"), of the equity securities included in "Investments" on the audited balance sheet of the Company as of December 31, 1997 and held by the Company on the Closing Date, (iii) plus the net income of the Company from January 1, 1998 to the Pre-Closing Date, determined in the same manner as net income is determined for purposes of the Financial Statements referred to in
Section 2.6, as agreed upon by the Company and the Buyer, (iv) less $12,500,000, and (v) less the amount of any cash distributions to stockholders of the Company made from January 1, 1998 to the Closing Date (as permitted by Section 4.2(b)). If the Buyer and the Company are unable to agree upon the amount of net income of the Company from January 1, 1998 to the Pre-Closing Date, such amount shall be determined by an independent accounting firm selected by Buyer and the Company.

             (v) "Dissenting Shares" shall mean Company Shares held as of the date of this Agreement by any stockholder of the Company (other than a Company Stockholder) who has not voted such Company Shares in favor of the adoption of the Agreement and the Merger and with respect to which appraisal shall have been duly demanded in accordance with Section 262 of the Delaware General Corporation Law. The Company shall not, except with the prior written consent of

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the Buyer, settle, or offer to settle, any demand for appraisal by a holder of
Dissenting Shares.

     1.6 Fractional Shares. No certificates or script representing fractional Merger Shares shall be issued to Company Stockholders, and such Company Stockholders shall not be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of the Buyer with respect to any fractional Merger Shares that would otherwise be issued to such Company Stockholders. In lieu of any fractional Merger Shares that would otherwise be issued, each Company Stockholder that would have been entitled to receive a fractional Merger Share shall receive such whole number of Merger Shares as is equal to the number of Merger Shares to which such person would be entitled, rounded up or down to the nearest whole number (with a fractional interest equal to .5 rounded to the nearest odd number).

     1.7 Escrow.

          (a) On the Closing Date, the Buyer shall deliver to the Escrow Agent a certificate (issued in the name of the Escrow Agent or its nominee) representing the Escrow Shares, as described in clause (i) of Section 1.5, for the purpose of securing the indemnification obligations of the Company Stockholders set forth in this Agreement. The Escrow Shares shall be held by the Escrow Agent under the Escrow Agreement pursuant to the terms thereof.

          (b) Each Company Stockholder hereby irrevocably appoints each of the Stockholder Representatives as its representative and attorney-in-fact with respect to any actions and decisions required or permitted to be made by the Stockholder Representatives pursuant to this Agreement and the Escrow Agreement and agrees to be bound by any actions or decisions taken by the Stockholder Representatives or any of them.

     1.8 Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation immediately following the Effective Time shall be the same as the Certificate of Incorporation of the Transitory Subsidiary immediately prior to the Effective Time, except that the name of the corporation set forth therein shall be changed to the name of the Company and the reference therein to the identity of the sole incorporator shall be deleted.

     1.9 By-laws. The By-laws of the Surviving Corporation immediately following the Effective Time shall be the same as the By-laws of the Transitory Subsidiary immediately prior to the Effective Time, except that the name of the corporation set forth therein shall be changed to the name of the Company.

     1.10 No Further Rights. From and after the Effective Time, no Company Shares outstanding prior to the Effective Time shall be deemed to be outstanding, and holders of certificates formerly representing Company Shares shall cease to have any rights with respect thereto, except as provided herein or by law.

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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                   OF THE COMPANY AND THE COMPANY STOCKHOLDERS

     The Company and each of the Company Stockholders jointly and severally represent and warrant to the Buyer and the Transitory Subsidiary that the statements contained in this Article II are true and correct, except as set forth in the disclosure schedule provided by the Company and the Company Stockholders to the Buyer on the date hereof (the "Disclosure Schedule"). The Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article II, and the disclosures in any paragraph of the Disclosure Schedule shall qualify other paragraphs in this Article II only to the extent it is clear from a reading of the disclosure that such disclosure is applicable to such other paragraphs.

     2.1 Organization, Qualification and Corporate Power. The Company is a corporation duly organized, validly existing and in corporate and franchise tax good standing under the laws of the State of Delaware. The Company is duly qualified to conduct business and is in corporate and franchise tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except for any such failure to be so qualified and in good standing that would not, either individually or in the aggregate, have a Company Material Adverse Effect (as defined below). The Company has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has furnished to the Buyer true and complete copies of its Certificate of Incorporation and By-laws, each as amended and as in effect on the date hereof. The Company is not in default under or in violation of any provision of its Certificate of Incorporation or By-laws. When used in this Article II or elsewhere in this Agreement in connection with the Company, the term "Company Material Adverse Effect" means any change, event or effect that is materially adverse to the business, financial condition or results of operations of the Company, excluding any changes in general economic conditions in the general economy as a whole, or that adversely affects the ability of the Company to consummate the Merger.

     2.2 Capitalization.

          (a) The authorized capital stock of the Company consists of (i) 70,000 shares of voting common stock, $.01 par value per share, of which 48,306.035 shares are issued and outstanding and no shares are held in the treasury of the Company and (ii) 100,000 shares of non-voting common stock, $.01 par value per share, of which 61,663.795 shares are issued and outstanding and no shares are held in the treasury of the Company. Section 2.2 of the Disclosure Schedule sets forth a complete and accurate list of all stockholders of the Company, indicating the number and class of Company Shares held by each stockholder. All of the issued and

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outstanding Company Shares are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights that have not been, or will not prior to the Effective Time be, duly waived. Except as set forth in this Agreement, there are no (i) outstanding or authorized options, warrants, rights, agreements or commitments to which the Company is a party or which are binding upon the Company providing for the issuance, disposition or acquisition of any of its capital stock, or (ii) stock appreciation, phantom stock or similar rights with respect to the Company, or (iii) agreements, voting trusts, proxies, or understandings with respect to the voting or registration under the Securities Act of 1933, as amended (the "Securities Act"), of any Company Shares. All of the issued and outstanding Company Shares were issued in compliance with applicable federal and state securities laws.

          (b) Each Company Stockholder has good and marketable title to the Company Shares listed in Section 2.2 of the Disclosure Schedule as being owned by it, and at the Effective Time all such Company Shares will be free and clear of any lien, mortgage, pledge, security interest, encumbrance, charge, contractual restriction or covenant, option or other adverse claim, in each case whether arising by contract or by operation of law (an "Encumbrance").

     2.3 Authorization of Transaction. The Company and each Company Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform its or his respective obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. Without limiting the generality of the foregoing: (a) the Board of Directors of the Company, at a meeting duly called and held, by the unanimous vote of all directors (i) determined that the Merger is fair and in the best interests of the Company and its stockholders, (ii) adopted this Agreement in accordance with the provisions of the Delaware General Corporation Law, and (iii) directed that this Agreement and the Merger be submitted to the stockholders of the Company for their adoption and approval and recommended that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger; (b) the Company provided to each holder of voting common stock of the Company, prior to the vote by the stockholders of the Company with respect to the Merger and this Agreement, copies of the Buyer Reports (as defined in Section 3.5) and all information required under the Delaware General Corporation Law concerning their appraisal rights; (c) the Company provided to each holder of non-voting common stock of the Company all information required under the Delaware General Corporation Law concerning their appraisal rights; (d) the holders of voting common stock of the Company approved this Agreement and the Merger, in accordance with the provisions of the Delaware General Corporation Law, by unanimous written consent and holders of at least 91.08% of the outstanding shares of non-voting common stock of the Company have waived their appraisal rights with respect to, and otherwise consented to, this Agreement, the Merger and each of the other transactions contemplated hereby; and (e) the holders of common stock of the Company have waived their preemptive rights with respect to the Merger and other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and each Company Stockholder and constitutes a valid and binding obligation of the Company and each Company Stockholder, enforceable against the Company and each Company Stockholder in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting or relating to creditors' rights generally and (ii) the availability of injunctive relief and other equitable remedies. The agreements set forth in Section 2.2 of the Disclosure Schedule shall terminate on or prior to the Effective Date.

     2.4 Noncontravention. Subject to compliance with the applicable requirements of the Securities Act and any applicable state securities laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act") and applicable foreign antitrust laws (if any) and the filing of the Certificate of Merger as required by the Delaware General Corporation Law, neither the execution and delivery of this Agreement by the Company or any of the Company Stockholders, nor the consummation by the Company or any of the Company Stockholders of the transactions contemplated hereby, will
(i) conflict with or violate any provision of the charter or By-laws of the Company, (ii) require on the part of the Company or any of the Company Stockholders any filing with, or any permit, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a "Governmental Entity"),
(iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any Lease or Material Contract (as such terms are defined herein), except to the extent any such conflict, breach, default, acceleration, termination, modification or cancellation, or the failure to give or obtain any such notice, consent or waiver, would not have a Company Material Adverse Effect, (iv) result in the imposition of any Encumbrance upon the Company Shares or any material assets or properties of the Company or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any of the Company Stockholders or any of their respective assets or properties, which violation could reasonably be expected to have a Company Material Adverse Effect.

     2.5 Subsidiaries. The Company owns no equity interest in any corporation, partnership, limited liability company or other entity.

     2.6 Financial Statements. The Company has provided to the Buyer (a) the audited balance sheets and statements of income, changes in stockholders' equity and cash flows for each of the last five fiscal years for the Company and (b) the unaudited balance sheet and statement of income as of and for the two-months ended as of February 28, 1998 (the "Balance Sheet Date"). Such financial statements inclusive of the notes thereto (collectively, the "Financial Statements") have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and are materially consistent with the books and records of the Company; provided, however, that the Financial Statements referred to in clause (b) above are subject to normal recurring year-end adjustments (which will not be material) and do not include footnotes.

     2.7 Absence of Certain Changes. Since the Balance Sheet Date, (a) there has occurred no event or development which has had, or could reasonably be expected to have in the future, a Company Material Adverse Effect, and (b) the Company has not taken any of the actions set forth in paragraphs (a) through (o) of
Section 4.2.

     2.8 Undisclosed Liabilities. The Company has no material liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities shown on the balance sheet referred to in clause (b) of Section 2.6 (the "Most Recent Balance Sheet"), (b) liabilities which have arisen since the Balance Sheet Date in the ordinary course of business consistent with past custom and practice ("Ordinary Course of Business") and (c) contractual and other liabilities incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

     2.9 Tax Matters.

          (a) The Company has filed on a timely basis all Tax Returns (as defined below) that it was required to file and all such Tax Returns were correct and complete in all material respects. The Company has paid, or will pay, on a timely basis all Taxes (as defined below) due on or before the Closing Date, whether or not shown to be due on any such Tax Returns. The unpaid Taxes of the Company for tax periods through the date of the Most Recent Balance Sheet do not materially exceed the accruals and reserves (excluding reserves for deferred Taxes) for Taxes set forth on the Most Recent Balance Sheet. All Taxes attributable to the period from and after the date of the Most Recent Balance Sheet and continuing through the Closing Date are attributable to the conduct by the Company of its operations in the Ordinary Course of Business. The Company has no actual liability for any Tax obligation of any taxpayer (including without limitation any affiliated group of corporations or other entities that included the Company during a prior period). All Taxes that the Company is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity. For purposes of this Agreement, "Taxes" means all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, severance, stamp, occupation, windfall profits, real property, personal property, sales, use, transfer, withholding, employment, unemployment insurance, social security, business license, business organization, environmental, payroll and franchise taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof. For purposes of this Agreement, "Tax Returns" means all reports, returns, declarations, statements, forms or other information required to be supplied to a taxing authority in connection with Taxes.

          (b) The Company has delivered to the Buyer correct and complete copies of all filed federal income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by any of the Company since December 31, 1995. The federal income Tax Returns of the Company are currently being audited by the Internal Revenue Service for 1995. Except as set forth in Section 2.9(b) of the Disclosure Schedule, no examination or audit of any Tax Returns of the Company by any Governmental Entity is currently in progress or, to the knowledge of any Company Stockholder, threatened or contemplated. Except as set forth in Section 2.9(b) of the Disclosure Schedule, the Company has not waived any statute of limitations with respect to taxes or agreed to an extension of time with respect to an assessment of or deficiency in Taxes.

          (c) The Company is not a "consenting corporation" within the meaning of Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and none of the assets of the Company is subject to an election under Section 341(f) of the Code. The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

          (d) The Company is not a party to any Tax allocation or sharing agreement or Tax indemnity agreement. The Company has never filed Tax Returns on a combined, consolidated or unitary basis with any other business entity in any jurisdiction or has otherwise been liable, by contract or otherwise, for any Taxes of any other business entity. The Company has not participated in or cooperated with, nor will it, prior to the Closing Date, participate in or cooperate with, an international boycott within the meaning of Section 999 of the Code. Except as set forth in Section 2.9(d) of the Disclosure Schedule, the Company is not a party to any agreement, contract, arrangement or plan that has resulted, or would result, separately or in the aggregate, in the payment of any excess "parachute payments" within the meaning of Section 280G of the Code.

          (e) The Company is not and has never been a member of an "affiliated group" of corporations (within the meaning of Section 1504 of the Code).

          (f) The Company is a not party to any tax litigation nor, to the knowledge of the Company and any Company Stockholder, the subject of any tax audit. The Company Stockholders have no reason to suspect any tax litigation attributable to periods ended before or including the Closing Date. Classifications, definitions, valuation and principles used in the accounts of the Company are in accordance with classifications, definitions, valuations and principles used in the Tax Returns of the Company. To the knowledge of the Company and any Company Stockholder, the Company is not and has never been a party to any transaction or agreement which is in conflict with the tax rules on transfer pricing in any relevant jurisdiction.

          (g) Since September 1983, the Company has been an S corporation pursuant to an election validly made under Subchapter S of the Code (which election has not been revoked or terminated) and the Company has not been subject to federal income taxes for such periods.

          (h) The Company is not required, and will not be required, to include any adjustment in taxable income for any Tax period prior to the Closing Date (or portion thereof) as a result of the Merger, a termination of the Company's S corporation status or accounting methods employed prior to such termination.

          (i) The Company is not required, nor will it be required, to make any adjustments under Section 481(a) of the Code by reason of a change in accounting method, a termination of its S corporation status or otherwise.

     2.10 Assets. The Company owns or leases all tangible assets necessary for the conduct of its businesses as presently conducted and as presently proposed by the Company to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. No asset of the Company (tangible or intangible) is subject to any Encumbrance, except (i) liens for current taxes not yet due and payable, and (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use or disposition of the property subject thereto or otherwise materially impair business operations involving such properties.

     2.11 Owned Real Property. The Company owns no real property.

     2.12 Real Property Leases. Section 2.12 of the Disclosure Schedule lists, as of the date hereof, all real property leased or subleased to or by the Company where (i) the term of such lease or sublease expires (without the execution of a renewal option) after December 31, 1999, (ii) where such lease or sublease provides an annual base rental of more than $100,000 or (iii) where such property is leased or subleased from an Affiliate (as defined below) of the Company or any Company Stockholder, and lists the term of such lease, any extension and expansion options, and the rent payable thereunder. The Company has delivered to the Buyer correct and complete copies of the leases and subleases (as amended to date) listed in Section 2.12 of the Disclosure Schedule. With respect to each lease and sublease required to be listed in
Section 2.12 of the Disclosure Schedule ("Leases"):

          (a) the lease or sublease is legal, valid, binding, enforceable and in full force and effect with respect to the Company and, to the knowledge of the Company and any Company Stockholder, with respect to each other party thereto;

          (b) the lease or sublease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

          (c) neither the Company nor, to the knowledge of the Company and the Company Stockholders, any other party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default by the Company or, to the knowledge of the Company and the Company Stockholders, any other party thereto; and

          (d) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold.

     2.13 Inventory. All inventory of the Company, whether or not reflected on the Most Recent Balance Sheet, consists of a quality and quantity usable and saleable in the Ordinary Course of Business, except for items of below-standard quality, and obsolete and other items, all of which have been written-off or written-down to net realizable value on the Most Recent Balance Sheet. All inventories not written-off have been priced at the lower of cost or market on a first-in, first-out basis. The quantities of each type of inventory are not excessive in the present circumstances of the Company.

     2.14 Intellectual Property.

          (a) The Company owns or has the right to use all Intellectual Property (as defined below) used in the operation of its business or necessary for the operation of its business as presently conducted or as presently proposed by the Company to be conducted. Each material item of Intellectual Property presently owned by or used in the operation of the business of the Company will be owned or available for use by the Surviving Corporation on identical terms and conditions immediately following the Closing. The Company has taken all reasonable measures to protect the proprietary nature of each material item of Intellectual Property, and to maintain in confidence all trade secrets and confidential information, that it owns or uses. To the knowledge of the Company and the Company Stockholders, and except as set forth in Section 2.14(a) of the Disclosure Schedule, no other person or entity has any rights to any of the material Intellectual Property owned by the Company and no other person or entity is infringing, violating or misappropriating any of the material Intellectual Property that the Company owns. For purposes of this Agreement, "Intellectual Property" means all (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations,
(ii) trademarks, service marks, trade drafts, logos, trade names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) computer software, data and documentation, (v) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, know-how, manufacturing and production processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists, (vi) other proprietary rights relating to any of the foregoing and (vii) copies and tangible embodiments thereof.

          (b) None of the activities or business conducted by the Company, or conducted by the Company infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any other person or entity. Since January 1, 1996, the Company has not received any complaint, claim or notice alleging any such infringement, violation or misappropriation.

          (c) Section 2.14 of the Disclosure Schedule lists each issued patent, registered trademark or service mark which has been issued to the Company with respect to any of its Intellectual Property, identifies each pending patent application or application for trademark or service mark registration which the Company has made with respect to any of its Intellectual Property, and identifies each license, except with respect to commercially available or so-called "off the shelf" software, or other agreement pursuant to which the Company has granted any rights to, or has received any rights from, any third party with respect to any of its Intellectual Property.

     2.15 Material Contracts. Section 2.15 of the Disclosure Schedule lists, as of the date of this Agreement, the following agreements to which the Company is a party ("Material Contracts"):

          (a) any agreement (or group of related agreements) for the lease of personal property from or to third parties providing for payments in excess of $75,000 per annum;

          (b) any agreement (or group of related agreements), for the purchase or sale of commodities, supplies, products or other personal property or for the furnishing or receipt of services (other than with respect to utilities and purchase orders (including, without limitation, blanket purchase orders) or invoices with respect to commodities, supplies, products or other personal property purchased or sold by the Company in the Ordinary Course of Business), which is not cancelable without penalty in excess of $50,000 by the Company upon less than one month's prior notice and (i) which involved during 1997 (or is reasonably anticipated to involve during 1998), annual payments in excess of $250,000; (ii) in which the Company agreed to purchase a minimum quantity of goods or services (it being agreed that the foregoing shall not include so called "back-end" or similar programs pursuant to which the Company is entitled to, or grants, a rebate, reduced purchase price or similar discount based on the volume of goods or services purchased), (iii) in which the Company has agreed to purchase goods or services exclusively from a certain party, or (iv) in which the Company has granted "most favored nation" pricing provisions (it being agreed that the foregoing shall not include agreements pursuant to which the Company has granted to certain parties (or their members or affiliates) the right to buy the Company's products at "end column" or similarly discounted prices);

          (c) any agreement establishing a partnership or joint venture;

          (d) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed (or may create, incur, assume, or guarantee) indebtedness for borrowed money (including capitalized lease obligations) involving more than $100,000 or under which it has imposed (or may impose) an Encumbrance (other than liens for Taxes not yet due) on any of its assets, tangible or intangible;

          (e) any agreement concerning non-solicitation or noncompetition;

          (f) any agreement involving any of the Company Stockholders or their affiliates ("Affiliates"), as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (g) any agreement under which the consequences of a default or termination could reasonably be expected to have a Company Material Adverse Effect; and

          (h) any agreement or group of related agreements (other than purchase orders (including, without limitation, blanket purchase orders) or invoices with respect to commodities, supplies, products or other personal property purchased or sold by the Company in the Ordinary Course of Business), which is not cancelable by the Company without penalty in excess of $50,000 upon less than one month's prior notice and (i) which involved during 1997 (or is reasonably anticipated to involve during 1998), annual payments in excess of $250,000; or
(ii) was not entered into in the Ordinary Course of Business.

The Company has made available to the Buyer a correct and complete copy of each Material Contract. With respect to each Material Contract listed and except as set forth in Section 2.15 of the Disclosure Schedule: (i) the Material Contract is legal, valid, binding and enforceable and in full force and effect with respect to the Company, and to the knowledge of the Company and the Company Stockholders, with respect to each other party thereto; (ii) the Material Contract will continue to be legal, valid, binding and enforceable and in full force and effect with respect to the Company, and to the knowledge of the Company and the Company Stockholders, with respect to each other party thereto prior to the Closing immediately following the Closing in accordance with the terms thereof as in effect; and (iii) neither the Company nor, to the knowledge of the Company Stockholders, any other party, is in breach or violation of, or default under, any such Material Contract, and no event or action has occurred, is pending or, to the knowledge of the Company and any Company Stockholder, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach of default by the Company or, to the knowledge of the Company and any Company Stockholder, any other party under such Material Contract. The Company is not a party to any oral contract, agreement or other arrangement which, if reduced to written form, would be required to be listed in Section 2.15 of the Disclosure Schedule under the terms of this Section 2.15.

     2.16 Accounts Receivable. All accounts receivable of the Company reflected on the Most Recent Balance Sheet are valid receivables subject to no material setoffs or counterclaims and are current and collectible, net of the applicable reserves for bad debts, returns (including fiscal year-end credit memos) and warranties on the Most Recent Balance Sheet. All accounts receivable reflected in the financial or accounting records of the Company that have arisen since the Balance Sheet Date are valid receivables subject to no setoffs or counterclaims and are collectible, net of reserves for bad debts, returns and warranties in an amount proportionate to the reserve shown on the Most Recent Balance Sheet.

     2.17 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company.

     2.18 Insurance. Section 2.18 of the Disclosure Schedule sets forth each insurance policy (including fire, theft, casualty, general liability, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which the Company is a party or otherwise a named insured or the beneficiary. With respect to each such insurance policy: (i) such policy is enforceable and in full force and effect; (ii) such policy will continue to be enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect prior to the Closing; (iii) the Company is not in breach or default (including with respect to the payment of premiums or the giving of notices) under such policy, and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination, modification or acceleration, under such policy; and the Company has not received any notice from the insurer disclaiming coverage or reserving rights with respect to a particular claim or such policy in general. The Company is covered by insurance in scope and amount customary and reasonable for the business in which it is engaged.

     2.19 Litigation. Except as set forth in Schedule 2.19 of the Disclosure Schedule, there is no action, suit, proceeding or claim before any Governmental Entity or arbitrator pending, or, to the knowledge of the Company and the Company Stockholders, threatened against the Company, or any of its officers or directors (in their capacities as such) that, individually or in the aggregate, is reasonably likely to have a Company Material Adverse Effect. There is no judgement, injunction, decree or order against the Company that is reasonably likely to have a Company Material Adverse Effect.

     2.20 Employees.

          (a) Section 2.21 of the Disclosure Schedule contains a list of all employees of the Company whose annual rate of compensation exceeds $75,000 per year, along with the position and the annual rate of compensation of each such person. To the knowledge of the Company and the Company Stockholders and except as set forth in Section 2.20 of the Disclosure Schedule, no such employee has any plans to terminate employment with the Company.

          (b) The Company is not a party to or bound by any collective bargaining agreement. Neither Company nor any Company Stockholder have knowledge of any material organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of the Company.

    2.21  Employee Benefits.

          (a) Section 2.21(a) of the Disclosure Schedule contains a complete and accurate list of all Employee Benefit Plans (as defined below) maintained, or contributed to, by the Company. For purposes of this Agreement, "Employee Benefit Plan" means any "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (a "Pension Benefit Plan"), any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) (a "Welfare Benefit Plan"), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including without limitation insurance coverage, severance benefits, disability benefits, sick pay, vacation pay (including any policy concerning accrued vacation, sick days or earned time off), deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation. Complete and accurate copies of (i) all Employee Benefit Plans which have been reduced to writing, (ii) written summaries of all unwritten Employee Benefit Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R for the last five plan years for each Employee Benefit Plan, have been made available to the Buyer. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and the Company has in all material respects met its obligations with respect to such Employee Benefit Plan and has made all required contributions thereto. The Company and all Employee Benefit Plans are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder.

          (b) To the knowledge of the Company and the Company Stockholders, there are no investigations by any Governmental Entity, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Employee Benefit Plans and proceedings with respect to qualified domestic relations orders), suits or proceedings against or involving any Employee Benefit Plan or asserting any rights or claims to benefits under any Employee Benefit Plan that could give rise to any material liability.

          (c) All the Employee Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the

Internal Revenue Service to the effect that such Employee Benefit Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended or operated since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification or materially increase its cost.

          (d) Neither the Company, nor any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA. For purposes of this Agreement, "ERISA Affiliate" means any entity which is or at any applicable time was a member of (i) a controlled group of corporations (as defined in Section 414(b) of the Code), (ii) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (iii) an affiliated service group (as defined under Section 414(m) of the Code), any of which includes the Company.

          (e) At no time has the Company or any ERISA Affiliate been obligated to contribute to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA).

          (f) There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of the Company (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable law and insurance conversion privileges under state law.

          (g) The Company represents and warrants that and, to the knowledge of the Company Stockholders, the Company Stockholders represent that no act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by the Company or any ERISA Affiliate that would subject the Company or any ERISA Affiliate to (i) any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code or (ii) any contractual indemnification or contribution obligation protecting any fiduciary, insurer or service provider with respect to any Employee Benefit Plan.

          (h) No Welfare Benefit Plan is funded by, associated with, or related to a "voluntary employee's beneficiary association" within the meaning of
Section 501(c)(9) of the Code.

          (i) Each Employee Benefit Plan is amendable and terminable in accordance with its terms.

          (j) Except as disclosed on Section 2.21(j) of the Disclosure Schedule, the execution and performance of this Agreement will not result in (i) payments (or transfers of property) which may constitute "parachute payments" within the meaning of Section 280G of the Code, (ii) the acceleration of any benefits, vesting or calculation of benefits under any Employee Benefit Plan or any agreement or plan providing stock options, restricted stock, stock appreciation rights or stock purchase plan. In addition, set forth in Section 2.2(j) of the Disclosure Schedule is each agreement with any stockholder, director, executive officer or other key employees providing (i) any term of employment or compensation guarantee or (ii) providing any severance benefits or other benefits after termination of employment.

          (k) All life insurance benefits provided to Seller's employees other than (i) basic group term life insurance, or (ii) benefits provided to Jack Miller, Harvey Miller or Arnold Miller ("Executive Life Benefits"), are subject to the terms of the Executive Wealth Accumulation Plan and effective upon the Closing, the Company will have no further obligation to pay premiums for any such Executive Life Benefits and any collateral assignment agreements in force with respect to such Executive Life Benefits will terminate by their terms and any cash value in which the Company had an interest under such agreements will be considered a taxable bonus to the insured employee. All life insurance benefits provided to Jack Miller, Harvey Miller or Arnold Miller are set forth in Section 2.21 of the Disclosure Schedule.

    2.22  Environmental Matters.

          (a) To the knowledge of the Company and the Company Stockholders, the Company has complied in all material respects with all applicable Environmental Laws (as defined below). There is no pending or, to the knowledge of the Company and the Company Stockholders, threatened civil or criminal litigation, written notice of material violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wildlife, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability and Response Act of 1980 ("CERCLA").

          (b) To the knowledge of the Company and the Company Stockholders, there have been no releases of any Materials of Environmental Concern (as defined below) into the environment at any parcel of real property or any facility formerly or currently owned, operated or controlled by the Company, except in compliance with Environmental Laws. With respect to any such releases of Materials of Environmental Concern, the Company has given all required notices to Governmental Entities (copies of which have been made available to the Buyer). Neither the Company nor any Company Stockholder is aware of any releases of Materials of Environmental Concern at parcels of real property or facilities other than those owned, operated or controlled by the Company that could reasonably be expected to have an impact on the real property or facilities owned, operated or controlled by the Company. For purposes of this Agreement, "Materials of Environmental Concern" means any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the federal Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products, or any other material subject to regulation under any Environmental Law.

          (c) Set forth in Section 2.22(c) of the Disclosure Schedule is a list of all environmental reports, investigations and audits known to the Company or any Company Stockholder relating to premises currently or previously owned or operated by the Company (whether conducted by or on behalf of the Company or a third party, and whether done at the initiative of the Company or directed by a Governmental Entity or other third party) which the Company has possession of or access to. Complete and accurate copies of each such report, or the results of each such investigation or audit, have been made available to the Buyer.

          (d) Neither the Company nor any Company Stockholder is aware of any material environmental liability of any solid and hazardous waste transporter or treatment, storage or disposal facilities that have been utilized by the Company.

     2.23 Legal Compliance. The Company, and the conduct and operations of its business, are currently in compliance with each law (including rules and regulations thereunder) of any federal, state, local or foreign government, or any Governmental Entity, which (i) affects or relates to this Agreement or the transactions contemplated hereby or (ii) is applicable to the Company or its business, except for any violation of or default under a law referred to in clause (ii) above which reasonably may be expected not to have a Company Material Adverse Effect.

     2.24 Permits. Section 2.24 of the Disclosure Schedule sets forth a list of all material permits, licenses, registrations, certificates, orders or approvals from any Governmental Entity (including without limitation those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property) ("Permits") issued to or held by the Company. Such listed Permits are the only material Permits that are required for the Company to conduct its business as presently conducted or as proposed to be conducted by the Company, except for those the absence of which would not have a Company Material Adverse Effect.

Each such Permit is in full force and effect and, to the knowledge of the Company and the Company Stockholders, no suspension or cancellation of such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration. Each such Permit will continue in full force and effect immediately following the Closing.

     2.25 Certain Business Relationships With Affiliates. Except as set forth in Sections 2.11, 2.15 or 2.25, or disclosed in the Disclosure Schedule, no Affiliate of the Company (i) owns any property or right, tangible or intangible, which is used in the business of the Company, (ii) has any claim or cause of action against the Company, or (iii) owes any money to, or is owed money by, the Company (the agreements, arrangements and relationships described in this sentence are hereinafter referred to as "Related Party Transactions"). Section
2.25 of the Disclosure Schedule describes any Related Party Transactions which are reflected in the Financial Statements.

     2.26 Brokers' Fees. The Company has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, other than the fees and expenses of J.H. Chapman Group, L.L.C., as provided in a letter agreement, a copy of which has been made available to the Buyer.

     2.27 Books and Records. The minute books and other similar records of the Company contain true and complete records of all material actions taken at any meetings of the Company's stockholders, Board of Directors or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The books and records of the Company accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of the Company and have been maintained in accordance with good business and bookkeeping practices.

     2.28 Customers and Suppliers. Section 2.28 of the Disclosure Schedule sets forth a list of (a) each customer that accounted for more than 1% of the revenues of the Company during the last full fiscal year or the interim period through the Balance Sheet Date and the amount of revenues accounted for by such customer during each such period and (b) each supplier that is the sole supplier of any significant product to the Company, for which significant product there does not exist, in the reasonable judgment of the Company Stockholders, an alternate supplier from which the Company could acquire such significant product on commercially reasonable terms. No such customer or supplier has indicated within the past year that it will stop, or decrease the rate of, buying products or supplying products, as applicable, to the Company.

     2.29 Accounting and Tax Matters. To the knowledge of the Company Stockholders, after consulting with the Company's independent auditors, neither the Company nor any of its Affiliates has through the date of this Agreement taken or agreed to take any action that would (i) prevent the Company and the Buyer from accounting for the business combination to be effected by the Merger as a "pooling of interests" in conformity with GAAP or (ii) prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

     2.30 Investment Representations.

          (a) Each Company Stockholder is acquiring the Merger Shares for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Merger Shares in violation of the Securities Act or any rule or regulation under the Securities Act.

          (b) Each Company Stockholder has had adequate opportunity to obtain from representatives of the Buyer such information about the Buyer as is necessary to evaluate the merits and risks of its investment in the Buyer.

          (c) Each Company Stockholder has sufficient expertise in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Merger Shares and to make an informed investment decision with respect to such acquisition.

          (d) Each Company Stockholder understands that the Merger Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; and the Merger Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available.

          (e) Each Company Stockholder understands that a legend substantially in the following form will be placed on each certificate representing the Merger
Shares:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

          (f) Each Company Stockholder is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     2.31 Affiliates. Section 2.31 of Disclosure Schedule sets forth those persons who are, in the Company's reasonable judgment, Affiliates of the Company.

     2.32 Disclosure. No representation or warranty by the Company or any Company Stockholder contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered to or to be delivered by or on behalf of the Company or any Company

Stockholder pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.


                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER
                          AND THE TRANSITORY SUBSIDIARY

     Each of the Buyer and the Transitory Subsidiary jointly and severally represents and warrants to the Company and the Company Stockholders that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedule provided by Buyer to the Company on the date hereof (the "Buyer Disclosure Schedule"). The Buyer Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article III, and the disclosures in any paragraph of the Buyer Disclosure Schedule shall qualify other paragraphs in this Article III only to the extent it is clear from a reading of the disclosure that such disclosure is applicable to such other paragraphs.

     3.1 Organization. Each of the Buyer and the Transitory Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of the Buyer and the Transitory Subsidiary is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification, except for any such failure to be so qualified and in good standing that would not, either individually or in the aggregate, have a Buyer Material Adverse Effect. Each of the Buyer and the Transitory Subsidiary has all requisite corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Each of the Buyer and the Transitory Subsidiary has furnished to the Seller true and complete copies of its Certificate of Incorporation and By-laws, each as amended and as in effect on the date hereof. Neither the Buyer or the Transitory Subsidiary is in default under or in violation of any provision of its Certificate of Incorporation or By-laws.

     3.2 Capitalization. The authorized capital stock of the Buyer consists of
(i) 500,000,000 shares of Buyer Common Stock, of which 252,154,564 shares were issued and outstanding and 59,149 shares were held in the treasury of the Buyer as of March 1, 1998 and (ii) 5,000,000 shares of preferred stock, $0.01 par value, none of which are outstanding. All of the issued and outstanding shares of Buyer Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights and are associated with 16/81sts of a right issuable pursuant to the Rights Agreement referred to in Section 1.5(i). All of the Merger Shares will be, when issued in accordance with this Agreement, duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. Except as disclosed in

Section 3.2 of the Buyer Disclosure Schedule or the Buyer Reports (as defined below), as of March 1, 1998 there were no (i) outstanding or authorized options, warrants, rights, agreements or commitments to which the Buyer is a party or which are binding on the Buyer providing for the issuance, disposition or acquisition of any of its capital stock, (ii) outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Buyer, and
(iii) agreements, voting trusts, proxies or understandings with respect to the voting, or registration under the Securities Act of any shares of the capital stock (or rights related thereto) of the Buyer.

     3.3 Authorization of Transaction. Each of the Buyer and the Transitory Subsidiary has all requisite power and authority to execute and deliver this Agreement and (in the case of the Buyer) the Escrow Agreement and to perform its obligations hereunder and thereunder. Without limiting the generality of the foregoing: the Board of Directors of the Buyer and the Transitory Subsidiary, at meetings duly called and held (or by written consent) duly determined (in the case of the Buyer) that the Merger is fair and in the best interests of the Buyer and its stockholders and adopted this Agreement in accordance with the provisions of the Delaware General Corporation Law. The execution and delivery of this Agreement and (in the case of the Buyer) the Escrow Agreement by the Buyer and the Transitory Subsidiary and the consummation by the Buyer and the Transitory Subsidiary of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer and Transitory Subsidiary. This Agreement has been duly and validly executed and delivered by the Buyer and the Transitory Subsidiary and constitutes a valid and binding obligation of the Buyer and the Transitory Subsidiary, enforceable against them in accordance with its terms, subject to
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting or relating to creditors' rights generally and (ii) the availability of injunctive relief and other equitable remedies.

     3.4 Noncontravention. Subject to compliance with the applicable requirements of the Securities Act and any applicable state securities laws, the Exchange Act, the Hart-Scott-Rodino Act and applicable foreign antitrust laws (if any), and the filing of the Certificate of Merger as required by the Delaware General Corporation Law, neither the execution and delivery of this Agreement or (in the case of the Buyer) the Escrow Agreement by the Buyer or the Transitory Subsidiary, nor the consummation by the Buyer or the Transitory Subsidiary of the transactions contemplated hereby or (in the case of the Buyer) thereby, will (i) conflict with or violate any provision of the charter or By-laws of the Buyer or the Transitory Subsidiary, (ii) require on the part of the Buyer or the Transitory Subsidiary any filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any material contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness or other arrangement to which the Buyer or Transitory Subsidiary is a party or by which either is bound or to which any of their assets or properties are subject, except to the extent any such conflict, breach, default, acceleration, termination, modification or cancellation, or the failure to give or obtain any such notice, consent or waiver, would not have a Buyer Material Adverse Effect (as defined below), or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Buyer or the Transitory Subsidiary or any of their assets or properties. The term "Buyer Material Adverse Effect" means any change, event or effect that is materially adverse to the business, financial condition or results of operations of the Company, excluding any changes in general economic conditions in the general economy as a whole, or that adversely affects the ability of the Buyer to consummate the Merger.

     3.5 Reports and Financial Statements. The Buyer has previously furnished to the Company and the Company Stockholders complete and accurate copies, as amended or supplemented, of its (a) Annual Report on Form 10-K for the fiscal year ended February 1, 1997, as filed with the Securities and Exchange Commission (the "SEC"), and (b) all other reports filed by the Buyer under
Section 13 of the Exchange Act with the SEC since February 1, 1997 (such reports are collectively referred to herein as the "Buyer Reports"). The Buyer Reports constitute all of the documents required to be filed by the Buyer under Section 13 of the Exchange Act with the SEC since February 1, 1997. As of their respective dates, the Buyer Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Buyer included in the Buyer Reports (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act and except for normal recurring year-end adjustments (which will not be material)),
(iii) fairly present the consolidated financial condition, results of operations and cash flows of the Buyer and its subsidiaries as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Buyer and its subsidiaries.

     3.6 Litigation. There is no action, suit, proceeding, or claim before any Government Entity or arbitrator pending, or, to the Buyer's knowledge, threatened against, the Buyer or any of its officers or directors (in their capacities as such) that, individually or in the aggregate, is reasonably likely to have a Buyer Material Adverse Effect. There is no judgment, injunction, decree or order against the Buyer that is reasonably likely to have a Buyer Material Adverse Effect.

     3.7 Accounting and Tax Matters. To the knowledge of the Buyer, after consulting with its independent auditors, neither the Buyer nor any of its Affiliates has through the date of this Agreement taken or agreed to take any action that would (i) prevent the Company and the Buyer from accounting for the business combination to be effected by the Merger as a "pooling of interests" in conformity with GAAP or (ii) prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

     3.8 Absence of Certain Changes. Since January 31, 1998, there has occurred no event or development which has had, or could reasonably be expected to have in the future, a Buyer Material Adverse Effect.

     3.9 Taxes. Buyer has (i) filed all federal, state, local and foreign tax returns and reports required to be filed by it prior to the date of this Agreement (taking into account extensions), (ii) paid or accrued all Taxes due and payable, and (iii) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clause (i),
(ii) or (iii) for any such filings, payments or accruals which are not reasonably likely, individually or in the aggregate, to have a Buyer Material Adverse Effect. Neither the Internal Revenue Service nor any other taxing authority has asserted any claim for taxes, or to the knowledge of Buyer, is threatening to assert any claim for Taxes, which claims, individually or in the aggregate, are reasonably likely to have a Buyer Material Adverse Effect. There are no liens for taxes upon the assets of Buyer (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for liens which are not reasonably likely, individually or in the aggregate, to have a Buyer Material Adverse Effect.

     3.10 Environmental Matters. The Buyer has complied in all material respects with all applicable Environmental Laws. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Buyer Material Adverse Effect, (i) there is no pending or, to the knowledge of the Buyer, threatened civil or criminal litigation, written notice of material violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Buyer, and (ii) there have been no releases of any Materials of Environmental Concern into the environment at any parcel of real property or any facility formerly or currently owned, operated or controlled by the Company, except in compliance with Environmental Law.

     3.11 Employee Benefit Plans

          (a) Buyer has listed in Section 3.11 of the Buyer Disclosure Schedule all employee benefit plans (as defined in Section 3(3) of ERISA) for the benefit of, or relating to, any employee of Buyer or any ERISA Affiliate of Buyer (together, the "Buyer Employee Plans").

          (b) With respect to the Buyer Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Buyer, there exists no condition or set of circumstances in connection with which Buyer could be subject to any liability that is reasonably likely to have a Buyer Material Adverse Effect under ERISA, the Code or any other applicable law.

          (c) With respect to the Buyer Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of Buyer, which obligations are reasonably likely to have a Buyer Material Adverse Effect.

     3.12 Compliance With Laws. Buyer has complied with, is not in violation of, and has not received any notices of violation with respect to, any United States or foreign federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Buyer Material Adverse Effect.

     3.13 Interim Operations of the Transitory Subsidiary. The Transitory Subsidiary was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

     3.14 Brokers' Fees. Neither the Buyer nor the Transitory Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the fees and expenses of Goldman, Sachs & Co.

     3.15 Disclosure. The representations and warranties by the Buyer contained in this Agreement, and any other document, certificate or other instrument delivered by or on behalf of the Buyer pursuant to this Agreement, including the Buyer Reports, taken together, do not contain any untrue statement of a material fact or omit to state any material fact necessary, in light of the circumstances under which they were made, in order to make the statements herein or therein not misleading.


                                   ARTICLE IV

                                    COVENANTS

     4.1 Reasonable Best Efforts; Notice and Consents; Hart-Scott-Rodino Act.

          (a) Each of the Company and the Buyer shall use its best efforts, to the extent commercially reasonable ("Reasonable Best Efforts") (i) to take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary and proper under applicable law to consummate and make effective the transactions contemplated hereby as promptly as practicable, (ii) to obtain from any Governmental Entity or any other third party any consents, licenses, permits, waivers, approvals, authorizations, or orders required to be obtained or made by the Parties or any of their Affiliates in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby including, without limitation, the Merger, and (iii) as promptly as practicable, to make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) any applicable federal or state securities laws, (B) the Hart-Scott-Rodino Act and any related governmental request thereunder, and (C) any other applicable law. The Parties shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing Parties and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. Each of the Parties shall use its Reasonable Best Efforts to furnish to the other Parties all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law in connection with the transactions contemplated by this Agreement.

          (b) The Parties agree, and shall cause each of their respective Affiliates, to cooperate and to use their respective Reasonable Best Efforts to obtain any governmental clearances or approvals required for Closing under the Hart-Scott- Rodino Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Federal, state or foreign law or, regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively "Antitrust Laws"), to respond to any government requests for information under any Antitrust Law, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment injunction or other order (an "Antitrust Order") that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement under any Antitrust Law. The Parties hereto will consult and cooperate with one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party hereto in connection with proceedings under or relating to any Antitrust Law. The Buyer shall be entitled to direct any proceedings or negotiations with any Governmental Entity relating to any of the foregoing, provided that it shall afford the Company a reasonable opportunity to participate therein. Notwithstanding the foregoing, no Party shall be required to take any action under Section 4.1(a) or Section 4.1(b) if the U.S. Department of Justice or U.S. Federal Trade Commission authorizes its staff to seek a preliminary injunction or restraining order to enjoin consummation of the Merger unless the Buyer agrees to pay all costs and expenses (including, without limitation attorneys' fees and expenses) necessary to resist and defend against any such order or injunction.

          (c) Each of the Parties shall give (and shall use their Reasonable Best Efforts to cause their respective Affiliates to give) any notices to third parties, and use (and cause their respective Affiliates to use) their Reasonable Best Efforts to obtain any third party consents related to or required in connection with the Merger that are (A) necessary to consummate the transactions contemplated hereby, (B) disclosed or required to be disclosed in the Disclosure Schedule or (C) required to prevent a

Company Material Adverse Effect or a Buyer Material Adverse Effect from occurring prior to or after the Effective Time.

          (d) No Company Stockholder shall take any action to rescind or modify the written consent of stockholders of the Company approving the Merger.

     4.2 Operation of Business. Except as contemplated by this Agreement (including the Disclosure Schedule), during the period from the date of this Agreement to the Effective Time, the Company shall conduct its operations in the Ordinary Course of Business and in substantial compliance with all applicable laws and regulations and, to the extent consistent therewith, use its Reasonable Best Efforts to preserve intact its current business organization, keep its physical assets in good working condition, normal wear and tear excepted, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect. Without limiting the generality of the foregoing, except as provided herein, prior to the Effective Time, the Company shall not, without the written consent of the Buyer, which consent, in the cases of clauses (c),
(h), (k) or (n), shall not be unreasonably withheld:

          (a) issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) or authorize the issuance, sale or delivery of, or redeem or repurchase, any stock of any class or any other securities or any rights, warrants or options to acquire any such stock or other securities;

          (b) split, combine or reclassify any shares of its capital stock; declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock except for cash dividends that may be paid in the manner set forth in Section
4.2 of the Disclosure Schedule;

          (c) create, incur or assume any debt for borrowed money not currently outstanding (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity (other than product warranties); or make any loans, advances or capital contributions to, or investments in, any other person or entity;

          (d) enter into, adopt or amend any Employee Benefit Plan or any employment or severance agreement or arrangement of the type described in
Section 2.21(j) or (except for normal increases in the Ordinary Course of Business or at the direction of the Buyer) increase in any manner the compensation or fringe benefits of, or materially modify the employment terms of, its directors, officers or employees, generally or individually, or pay any benefit not required by the terms in effect on the date hereof of any existing Employee Benefit Plan;

          (e) acquire, sell, lease, encumber or dispose of any assets or property, other than purchases and sales of assets in the Ordinary Course of Business or as contemplated by the capital expenditure budget of the Company, a copy of which has been provided to Buyer;

          (f) amend its charter or By-laws;

          (g) change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP;

          (h) discharge or satisfy any Encumbrance or pay any obligation or liability other than in the Ordinary Course of Business;

          (i) mortgage or pledge any of its property or assets or subject any such assets to any Encumbrance;

          (j) enter into, amend, terminate, take or omit to take any action that would constitute a material violation of or default under, or waive any rights under, any material contract or agreement;

          (k) make or commit to make any capital expenditure in excess of $1,000,000 in the aggregate;

          (l) take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of the Company set forth in this Agreement becoming untrue or (ii) any of the conditions to the Merger set forth in Article V not being satisfied;

          (m) take any action that would jeopardize the treatment of the Merger as a "pooling of interests" for accounting purposes;

          (n) initiate, compromise or settle any material litigation or arbitration proceeding; or

          (o) agree in writing or otherwise to take any of the foregoing actions.

     4.3 Full Access. The Company and Buyer shall each permit (and Buyer shall cause each of its subsidiaries to) permit representatives of the other Party to have full access (at all reasonable times, and in a manner so as not to interfere with normal business operations) to all premises, properties, financial and accounting records, contracts, other records and documents, and personnel, of or pertaining to the Company and Buyer and its subsidiaries, as the case may be.

     4.4 Exclusivity.

          (a) Neither the Company nor any of the Company Stockholders shall, and the Company shall use its Reasonable Best Efforts to cause its Affiliates and each of its officers, directors, employees, representatives and agents not to, directly or indirectly, (a) encourage, solicit, initiate, engage or participate in discussions or negotiations with any person or entity (other than the Buyer) concerning any merger, consolidation, sale of material assets, sale of Company Shares, or other business combination involving the Company or any division or business unit of the Company or (b) provide any non-public information concerning the business, properties or assets of the Company to any person or entity (other than the Buyer). The Company shall immediately notify the Buyer of, and shall disclose to the Buyer all details of, any inquiries, discussions or negotiations of the nature described in the first sentence of this Section 4.4.

          (b) Without the prior written consent of the Company, Buyer shall not, and shall use its Reasonable Best Efforts to cause each of its Affiliates and each of its officers, directors, representatives and agents not to, encourage, solicit, initiate, engage or participate in discussions or negotiations with any person or entity (other than the Company and the Company Stockholders) concerning any acquisition (whether by means of a merger, stock or asset purchase, partnership or affiliation agreement, or otherwise) of any entity that is engaged primarily in the sale of delivered office products and that has annual revenues in its most recently completed fiscal year in excess of $200 million from such sales in the United States.

     4.5 Monthly Financial Statements. Within 15 days after the end of each month ending prior to the Closing, beginning with April 1998, the Company shall furnish to the Buyer an unaudited income statement for such month and a balance sheet as of the end of such month, prepared on a basis consistent with the Financial Statements. Within 45 days after the end of each of its fiscal quarters ending prior to the Closing, Buyer shall furnish to the Company its Report on Form 10-Q for such quarter.

     4.6 Pooling Accounting.

          (a) From and after the date hereof and until the Effective Time, none of the Parties shall knowingly take, and each Party shall use its Reasonable Best Efforts to prevent its Affiliates from knowingly taking, any action, or knowingly fail or failing to take any action, that is reasonably likely to jeopardize the treatment of the Merger as a pooling of interests for accounting purposes.

          (b) Each Company Stockholder agrees that he will not sell, transfer or otherwise dispose of, or reduce his interest in or risk relating to, any shares of Buyer Common Stock until after such time as the Buyer has published (within the meaning of Accounting Series Release No. 130, as amended, of the Securities and Exchange Commission) financial results covering at least 30 days of combined operations of the Surviving Corporation and the Buyer. Until the earlier of the

Effective Time or the termination of this Agreement, each Company Stockholder agrees that he or she will not sell, transfer or otherwise dispose of, or reduce his interest in or risk relating to, any Company Shares presently owned by such Company Stockholder.

     4.7 Nasdaq Listing. The Buyer shall use its Reasonable Best Efforts to cause the Merger Shares to be approved for listing on the Nasdaq National Market prior to or as of the Effective Time.

     4.8 Indemnification.

          (a) From and after the Effective Time, Buyer agrees that it will, and will cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of the Company (the "Indemnified Persons"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under Delaware law and its certificate of incorporation and by-laws in effect on the date hereof to indemnify such Indemnified Person (and Buyer and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law provided the Indemnified Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Person is not entitled to indemnification).

          (b) The provisions of this Section 4.8 are intended to be in addition to the rights otherwise available to the current and former officers and directors of the Company by law, charter, by-law or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Persons, their heirs and their representatives.

          (c) No Indemnified Person shall be indemnified by the Buyer or the Surviving Corporation for any claim as to which the Buyer is entitled to be indemnified by such Indemnified Person under Article VI hereof.

     4.9 Benefit Plans. The Buyer agrees that, during the period commencing at the Effective Time and ending on December 31, 1998, it will, and it will cause the Surviving Corporation to, continue to provide to the employees of the Surviving Corporation with benefits under employee benefit plans generally available to all employees which are no less favorable in the aggregate than those currently provided by the Company to such employees (it being agreed that Buyer shall be responsible for the payment of all bonuses and other amounts earned, vested or accrued under such plans prior to December 31, 1998, regardless when such amounts are required to be paid).

                                    ARTICLE V

                      CONDITIONS TO CONSUMMATION OF MERGER

     5.1 Conditions to Obligations of the Buyer and the Transitory Subsidiary. The obligation of each of the Buyer and the Transitory Subsidiary to consummate the Merger is subject to the satisfaction or waiver by the Buyer of the following conditions:

          (a) Governmental Approvals. The Company shall have obtained from each Governmental Entity all approvals, issuances, permits, consents and other authorizations necessary for the consummation of the Merger.

          (b) Pending Proceedings and Orders. No action, suit or proceeding shall be pending by or before any Governmental Entity wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the Merger, (ii) cause the Merger to be rescinded following consummation or (iii) affect adversely the right of the Buyer to own, operate or control any of the assets and operations of the Surviving Corporation following the Merger, and no such judgment, order, decree, stipulation or injunction shall be in effect.

          (c) Representations and Warranties. The representations and warranties of the Company and the Company Stockholders set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of the Company and the Company Stockholders set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time, except to the extent such representations and warranties address matters only as of a particular date (in which case such representations and warranties shall remain true and correct or true and correct in all material respects, as the case may be, as of such earlier date).

          (d) Covenants. The Company shall have performed or complied in all material respects with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time.

          (e) Certificates. The Company and the Company Stockholders shall have delivered to the Buyer and the Transitory Subsidiary a certificate (the "Company Certificate") to the effect that each of the conditions specified in clauses (a) through (d) of this Section 5.1 is satisfied in all respects.

          (f) Hart-Scott-Rodino Act. All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated.

          (g) Legal Opinion. The Buyer and the Transitory Subsidiary shall have received from Neal, Gerber & Eisenberg, counsel to the Company, an opinion substantially in the form of Exhibit A attached to the Disclosure Schedule, addressed to the Buyer and the Transitory Subsidiary and dated as of the Closing Date.

          (h) Pooling Letter. The Buyer shall have received a letter from Ernst & Young LLP, addressed to the Buyer, regarding its concurrence with the Buyer's management's conclusions as to the appropriateness of the pooling of interests accounting under Accounting Principles Board Opinion No. 16 for the Merger, as contemplated to be effected as of the date of the letter, it being agreed that the Company, the Company Stockholders and the Buyer shall each provide reasonable cooperation to Ernst & Young LLP to enable them to issue such a letter.

          (i) Third Party Consents. The Buyer shall have been furnished with evidence satisfactory to it of the consent or approval of those third parties whose consent or approval shall be required in connection with the Merger under any Material Contract or Lease.

          (j) Affiliate Agreement. The Buyer shall have received from each Affiliate of the Company an executed Affiliate Agreement in the form attached hereto as Exhibit B.

          (k) Real Estate Agreements. The transactions contemplated by the binding letters of interest of even date herewith relating to the sale, directly or indirectly, to the Buyer of the properties leased to the Company in Agawam, Massachusetts; Lebanon, Pennsylvania; Coppell, Texas; Lincolnshire, Illinois and Canton, Georgia (the "Real Estate Agreements") shall have been consummated prior to or concurrently with the consummation of the Merger.

     5.2 Conditions to Obligations of the Company and the Company Stockholders. The obligation of each of the Company and the Company Stockholders to consummate the Merger is subject to the satisfaction or waiver by the Company of the following conditions:

          (a) Governmental Approval. The Buyer and the Transitory Subsidiary shall have obtained from each Governmental Entity all approvals, issuances, permits, consents and other authorizations necessary for the consummation of the merger.

          (b) Pending Proceedings and Orders. No action, suit or proceeding shall be pending by or before any Governmental Entity wherein an unfavorable judgment, order, decree, stipulation or injunction (i) would prevent consummation of the Merger, or cause the Merger to be rescinded following consummation or (ii) is reasonably likely to result in a Buyer Material Adverse Effect after the Effective Time, and no such judgment, order, decree, stipulation or injunction shall be in effect.

          (c) Representations and Warranties. The representations and warranties of the Buyer set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of the Buyer set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time, except to the extent such representations and warranties address matters only as of a particular date (in which case such representations and warranties shall remain true and correct or true and correct in all material respects, as the case may be, as of such earlier date).

          (d) Covenants. Each of the Buyer and the Transitory Subsidiary shall have performed or complied in all material respects with its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time.

          (e) Certificates. The Buyer shall have delivered to the Company a certificate (the "Buyer Certificate") to the effect that each of the conditions specified in clauses (a) through (d) of this Section 5.2 is satisfied in all respects.

          (f) Hart-Scott-Rodino Act. All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated.

          (g) Legal Opinion. The Company Stockholders shall have received from Hale and Dorr LLP, counsel to the Buyer and the Transitory Subsidiary, an opinion substantially in the form of Exhibit A attached to the Buyer Disclosure Schedule, addressed to the Company Stockholders and dated as of the Closing Date.

          (h) Nasdaq National Market. The Merger Shares shall have been authorized for listing on the Nasdaq National Market.

          (i) Pooling Letter. The Buyer shall have received a letter from Ernst & Young LLP, addressed to the Buyer, regarding its concurrence with the Buyer's management's conclusions as to the appropriateness of the pooling of interests accounting under Accounting Principles Board Opinion No. 16 for the Merger, as contemplated to be effected as of the date of the letter, it being agreed that the Company, the Company Stockholders and the Buyer shall each provide reasonable cooperation to Ernst & Young LLP to enable them to issue such a letter.

          (j) Real Estate Agreements. The transactions contemplated by the Real Estate Agreements shall have been consummated prior to or concurrently with the consummation of the Merger.


                                   ARTICLE VI

                                 INDEMNIFICATION

     6.1 Indemnification by the Company Stockholders. The Company Stockholders (the "Indemnifying Parties") shall jointly and severally indemnify the

Surviving Corporation and the Buyer (the "Indemnified Parties"), without duplication, in respect of, and hold them harmless against, any and all debts, obligations and other liabilities, monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses, and reasonable costs and expenses (including without limitation amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation) (collectively, "Damages") incurred or suffered by the Surviving Corporation or the Buyer resulting from or relating to any (i) breach by the Company or Company Stockholders of any representation, warranty, covenant or agreement of the Company or Company Stockholders contained in Article II or Sections 4.2 or 4.6 of this Agreement (including representations and warranties in the Company Certificate), other than any breach arising under Section 2.29(i), 4.2(m) or 4.6 as a result of transactions contemplated by this Agreement to occur prior to or concurrently with the Merger, and (ii) any breach by any party (other than Buyer or any subsidiary thereof) of any representation, warranty, covenant or agreement contained in the definitive acquisition agreements to be entered into pursuant to the Real Estate Agreements.

     6.2 Indemnification Claims.

          (a) An Indemnified Party seeking to assert rights to indemnification under this Article VI shall give written notification to the Stockholder Representatives of the commencement of any action, suit or proceeding relating to a third party claim for which indemnification pursuant to this Article VI may be sought. Such notification shall be given within 20 business days after receipt by the Indemnified Party of notice of such action, suit or proceeding, and shall describe (to the extent known by the Indemnified Party) the facts constituting the basis for such action, suit or proceeding and the amount of the claimed damages; provided, however, that no delay on the part of the Indemnified Party in notifying the Stockholder Representatives shall relieve the Indemnifying Parties of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure. Within 20 days after delivery of such notification, the Stockholder Representatives may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit or proceeding with counsel reasonably satisfactory to the Indemnified Party, provided the Stockholder Representatives acknowledge in writing to the Indemnified Party that any damages, fines, costs or other liabilities that may be assessed against the Indemnified Party in connection with such action, suit or proceeding constitute Damages for which the Indemnified Party shall, subject to the limitations set forth in Section 6.4, be indemnified pursuant to this Article VI. If the Stockholder Representatives do not so assume control of such defense, the Indemnified Party shall control such defense. The Party not controlling such defense (the "Non-Controlling Party") may participate therein at their own expense; provided that if the Stockholder Representatives assume control of such defense and the Indemnified Party reasonably concludes that the Indemnifying Parties and the Indemnified Party have conflicting interests or different defenses available with respect to such action, suit or proceeding, the reasonable fees and expenses of one counsel to the Indemnified Party shall be considered "Damages" for purposes of this Agreement. The Party controlling such defense (the "Controlling Party") shall keep the Non-Controlling Party reasonably advised of the status of such action, suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the Non-Controlling Party with respect thereto. The Non-Controlling Party shall furnish the Controlling Party such information as it may have with respect to such action, suit or proceeding (including copies of any summons, complaint or other pleadings which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such action, suit or proceeding and provide the Controlling Party and its counsel access to (and the right to make copies of) the Surviving Corporation's books and records pertaining to such matter. The Stockholder Representatives shall not agree to any settlement of, or the entry of any judgment arising from, any such action, suit or proceeding without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such action, suit or proceeding without the prior written consent of the Stockholder Representatives, which shall not be unreasonably withheld, conditioned or delayed; provided that if the Stockholder Representatives do not assume the defense of such action, suit or proceeding pursuant to this Section 6.2(a), the Indemnified Party shall be entitled to agree to a settlement of, or the entry of any judgment arising from, such action, suit or proceeding, after giving notice of the same to the Stockholder Representatives, on such terms as the Indemnified Party in good faith may deem appropriate.

          (b) In order to seek indemnification under this Article VI, an Indemnified Party shall give a written notification (a "Claim Notice") to the Stockholder Representatives and the Escrow Agent which contains (i) a description and the amount (the "Claimed Amount") of any Damages incurred as a result of any final, unappealable judgment, settlement or acknowledgment of the Stockholder Representatives or reasonably expected to be incurred by the Indemnified Party as a result of such claim, (ii) a statement that the Indemnified Party is entitled to indemnification under this Article VI for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment in the amount of such Damages.

          (c) Within 20 days after delivery of a Claim Notice, the Stockholder Representatives shall deliver to the Indemnified Party a written response (the "Response") in which the Stockholder Representatives shall: (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount (in which case the Response shall be accompanied by a copy of instructions to the Escrow Agent to release to the Indemnified Party Escrow Shares having a Value (as defined in the Escrow Agreement) equal to the Claimed Amount), (ii) agree that the Indemnified Party is entitled to receive part, but not all, of the Claimed Amount (the "Agreed Amount") (in which case the Response shall be accompanied by a copy of instructions to the Escrow Agent to release to the Indemnified Party Escrow Shares having a Value (as defined on the Escrow Agreement) equal to the Agreed Amount or (iii) dispute that the Indemnified Party is entitled to receive any of the Claimed

Amount. If the Stockholder Representatives in the Response contest the payment of all or part of the Claimed Amount, the Stockholder Representatives and the Indemnified Party shall follow the procedures set forth in Section 6.2(d) for the resolution of such dispute (a "Dispute").

          (d) During the 60-day period following the delivery of a Response that reflects a Dispute, the Stockholder Representatives and the Indemnified Party shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such 60-day period, the Stockholder Representatives and the Indemnified Party shall discuss in good faith the submission of the Dispute to a mutually acceptable alternative dispute resolution procedure (which may be non-binding or binding upon the parties, as they agree in advance), including without limitation one administered by the American Arbitration Association or the Center for Public Resources (the "ADR Procedure"). In the event the Stockholder Representatives and the Indemnified Party agree upon an ADR Procedure, such parties shall, in consultation with the chosen dispute resolution service (the "ADR Service"), promptly agree upon a format and timetable for the ADR Procedure, agree upon the rules applicable to the ADR Procedure, and promptly undertake the ADR Procedure. The provisions of this
Section 6.2(d) shall not obligate the Stockholder Representatives and the Indemnified Party to pursue an ADR Procedure or prevent either such party from pursuing the Dispute in a court of competent jurisdiction; provided that, if the Stockholder Representatives and the Indemnified Party agree to pursue an ADR Procedure, neither the Stockholder Representatives nor the Indemnified Party may commence litigation or seek other remedies with respect to the Dispute prior to the completion of such ADR Procedure. Any ADR Procedure undertaken by the Stockholder Representatives and the Indemnified Party shall be considered a compromise negotiation for purposes of federal and state rules of evidence, and all statements, offers, opinions and disclosures (whether written or oral) made in the course of the ADR Procedure by or on behalf of the Stockholder Representatives, the Indemnified Party or the ADR Service shall be treated as confidential and, where appropriate, as privileged work product. Such statements, offers, opinions and disclosures shall not be discoverable or admissible for any purposes in any litigation or other proceeding relating to the Dispute (provided that this sentence shall not be construed to exclude from discovery or admission any matter that is otherwise discoverable or admissible). The fees and expenses of any ADR Service used by the Stockholder Representatives and the Indemnified Party shall be shared equally by the Indemnifying Parties and the Indemnified Party.

          (e) Each Company Stockholder irrevocably agrees that the Stockholder Representatives shall have full power and authority on behalf of each Company Stockholder to take any and all actions on behalf of, execute any and all instruments on behalf of, and execute or waive any and all rights of, the Company Stockholders under this Article VI, including, without limitation, the power and authority to agree to, negotiate, enter into settlements of and demand arbitration of any claim made under this Article VI. A written decision, act, consent or instruction of a majority of the Stockholder Representatives shall constitute a decision of the Stockholder Representatives and all Company Stockholders and shall be final, binding and conclusive upon each such Company Stockholder, and the Escrow Agent and Buyer may rely upon any written decision, act, consent or instruction of a majority of the Stockholder Representatives as being the decision, act, consent or instruction of the Stockholder Representatives and each and every such Company Stockholder. The Buyer and Escrow Agent are hereby relieved from any liability to any Company Stockholder for any acts done by them in accordance with such decision, act, consent or instruction of the Stockholder Representatives. The Stockholder Representatives shall have no liability to any Company Stockholder for any action taken or omitted on behalf of the Company Stockholders pursuant to this Article VI.

     6.3 Survival. All representations and warranties contained in this Agreement, the Company Certificate and the Buyer Certificate shall survive the execution and delivery hereof and the Closing and continue until the first anniversary of the Closing Date and shall not be affected by any examination made for or on behalf of any Party or the knowledge of any of the Party's officers, directors, stockholders, employees or agents. If an Indemnified Party delivers to the Stockholder Representatives before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or a notice that, as a result a legal proceeding instituted by or written claim made by a third party, the Indemnified Party reasonably expects to incur Damages as a result of a breach of such representation or warranty (an "Expected Claim Notice"), then such representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice. If the legal proceeding or written claim with respect to which an Expected Claim Notice has been given is definitely withdrawn or resolved in favor of the Indemnified Party, the Indemnified Party shall promptly so notify the Stockholder Representatives; and if the Indemnified Party has delivered a copy of the Expected Claim Notice to the Escrow Agent and shares have been retained in escrow after the Termination Date (as defined in the Escrow Agreement) with respect to such Expected Claim Notice, the Indemnified Party and the Stockholder Representatives shall promptly deliver to the Escrow Agent a written notice executed by both parties instructing the Escrow Agent to distribute such retained shares to the Company Stockholders in accordance with the terms of Section 4 of the Escrow Agreement.

     6.4 Limitations.

          (a) Notwithstanding anything to the contrary herein, the Indemnifying Parties shall be liable under this Article VI for only that portion of the aggregate Damages which exceeds $2,500,000, and the maximum liability of the Company Stockholders hereunder shall not exceed the aggregate Value (as defined in the Escrow Agreement) of the Escrow Shares. For purposes solely of this
Article VI, all representations and warranties in Article II (other than Sections 2.15 and 2.32) shall be construed as if the terms "material" and references to "Company Material Adverse Effect" (and variations thereof) were omitted from such representations and warranties.

          (b) Except with respect to claims based on fraud on behalf of the Company or the Company Stockholders, after the Closing, the rights of the Indemnified Parties under this Article VI shall be the exclusive remedy of the Indemnified Parties with respect to claims resulting from or relating to any representation or warranty contained in this Agreement.

          (c) Except with respect to claims based on fraud on behalf of the Company or the Company Stockholders, the Parties agree that the sole recourse of the Indemnified Parties in respect of any claims under this Article VI shall be the Escrow Shares and, other than the Escrow Shares, no Company Stockholders shall have any obligation to make any other payment or otherwise be liable to the Buyer, the Transitory Subsidiary, Surviving Corporation or any of the Indemnified Parties hereunder.

          (d) No Company Stockholder, in its capacity as such, shall have any right of contribution against the Company or the Surviving Corporation with respect to any breach by the Company of any of its representations or warranties contained in this Agreement.

          (e) The amount of any Damages of any Indemnified Party shall be determined net of any United States or foreign federal, state or local income Tax benefit realized by the Indemnified Party as a result of the incurrence of such Damages (net of any increased tax liability that results from the receipt of such indemnity payment) and shall be reduced by any amount received by the Indemnified Party under any insurance policy with respect to the matter giving rise to such Damages.

                                   ARTICLE VII

                               REGISTRATION RIGHTS

     7.1 Demand Registration. The Buyer shall use its Reasonable Best Efforts to file with the Securities and Exchange Commission (the "SEC"), (i) within 60 days following the Closing, a registration statement on Form S-3 (or its successors) (or Form S-1, if Form S-3 (or its successor) is then unavailable to the Buyer) covering the resale to the public by the Company Stockholders of up to 50% of the Merger Shares (the "Initial Stockholder Registration Statement"), and (ii) at the request of any of the Stockholder Representatives after the first anniversary of the Closing, a second registration statement on Form S-3 covering the resale to the public by the Company Stockholders of the balance of the Merger Shares or any portion thereof (the "Second Stockholder Registration Statement" and, with the Initial Stockholder Registration Statement, the "Stockholder Registration Statements"). The Buyer shall use its Reasonable Best Efforts to cause each Stockholder Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof, provided that the Initial Stockholder Registration Statement shall not be declared effective until after financial results covering at least 30 days of combined operations of the Company and the Buyer after the Effective Time shall have been publicly released.

The Buyer shall use its Reasonable Best Efforts to cause the Stockholder Registration Statements to remain effective until the second anniversary of the Closing Date or such earlier time as all of the Merger Shares covered by the Stockholder Registration Statements have been sold pursuant thereto.

     7.2 Piggyback Registration. If at any time the Buyer proposes to file a registration statement with the SEC under the Securities Act for a public offering of its Common Stock on a form and in a manner that would permit registration of the Merger Shares for sale to the public under the Securities Act (other than a registration statement on Form S-8 or S-4, or their respective successors, and other than an offering of convertible notes or debentures or an offering of Buyer Common Stock in connection with a standby commitment relating to a call for redemption of outstanding convertible debentures), then:

          (a) The Buyer in each case will notify in writing the Stockholder Representatives of its intention to effect such a registration at least 15 days prior to the proposed filing of the registration statement in connection therewith (unless no Merger Shares may be included therein pursuant to clause
(d) below).

          (b) Subject to the provisions of Section 7.2(c), the Buyer shall offer each Company Stockholder the opportunity to include in such registration all or such lesser amount of its Merger Shares (other than those covered by a Stockholder Registration Statement then in effect) as each Company Stockholder may request. Upon request of one or more such holders given in writing within 10 days after receipt of the notice described under clause (a) above, the Buyer, subject to the provisions of clause (d), shall cause any such Merger Shares specified by such Company Stockholder to be included in the registration statement.

          (c) If the registration of which the Buyer gives written notice under clause (a) above involves an underwriting, the right of any Company Stockholder to include shares in such registration shall be conditioned upon such Company Stockholder's execution of an Underwriting Agreement in customary form with the Underwriter or Underwriters selected for the underwriting by the Buyer except the indemnities of each of the Company Stockholders shall be several and their respective liabilities shall be limited to the proceeds received by them in the offering.

          (d) Notwithstanding anything contained in this Section 7.2 to the contrary, if and to the extent that the managing underwriter(s) of such registration advise the Buyer that the inclusion of the Merger Shares requested by the Company Stockholders to be included in the registration statement would adversely affect the proposed offering, the Buyer may limit the number of Merger Shares to be included in the registration and underwriting (and such limitation may be to zero), provided that in the event of any such limitation, the number of shares to be included in such registration and offering (in addition to any shares to be sold by the Buyer) shall be allocated among the Company Stockholders and any other stockholders entitled by contract to include shares therein, in proportion, as nearly as practicable, to the respective number of shares of Buyer Common Stock then held by them.

          (e) If at any time after giving notice of its intention to register any of its securities pursuant to clause (a) above and prior to the effective date of the applicable registration statement filed in connection with such registration, the Buyer shall determine for any reason not to register such securities, the Buyer may, at its election, give written notice of such determination to each Company Stockholder and thereupon shall be relieved of its obligation to register any Merger Shares in connection with such registration.

     7.3 Limitations on Registration Rights.

          (a) The Buyer may, by written notice to the Company Stockholders, (i) delay the filing or effectiveness of a Stockholder Registration Statement or
(ii) suspend a Stockholder Registration Statement after effectiveness and require that the Company Stockholders immediately cease sales of shares pursuant to a Stockholder Registration Statement, in the event that the Buyer is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Buyer desires to keep confidential for business reasons, if the Buyer determines in good faith that the public disclosure requirements imposed on the Buyer under the Securities Act in connection with such Stockholder Registration Statement would require disclosure of such activity, transaction, preparations or negotiations, provided that the period of any such delay or suspension shall not exceed 60 days in any 12-month period.

          (b) If the Buyer delays or suspends a Stockholder Registration Statement or requires the Company Stockholders to cease sales of shares pursuant to paragraph (a) above, the Buyer shall, as promptly as practicable following the termination of the circumstance which entitled the Buyer to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Stockholder Registration Statement and/or give written notice to all Company Stockholders authorizing them to resume sales pursuant to the Stockholder Registration Statement. If as a result thereof the prospectus included in a Stockholder Registration Statement has been amended to comply with the requirements of the Securities Act, the Buyer shall enclose such revised prospectus with the notice to Company Stockholders given pursuant to this paragraph (b), and the Company Stockholders shall make no offers or sales of shares pursuant to the Stockholder Registration Statement other than by means of such revised prospectus.

     7.4 Registration Procedures.

          (a) In connection with the filing by the Buyer of a Stockholder Registration Statement or a registration statement under Section 7.2 (collectively, a "Registration Statement"), the Buyer shall furnish to each Company Stockholder a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act.

          (b) The Buyer shall use its Reasonable Best Efforts to register or qualify the Merger Shares covered by a Registration Statement under the securities laws of such states as the Company Stockholders shall reasonably request; provided, however, that the Buyer shall not be required in connection with this paragraph (b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          (c) If the Buyer has delivered preliminary or final prospectuses to the Company Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Buyer shall promptly notify the Company Stockholders and, if requested by the Buyer, the Company Stockholders shall immediately cease making offers or sales of shares under the Stockholder Registration Statement and return all prospectuses to the Buyer. The Buyer shall promptly provide the Company Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the Company Stockholders shall be free to resume making offers and sales under the Registration Statement.

          (d) The Buyer shall pay the expenses incurred by it in complying with its obligations under this Article VII, including all registration and filing fees, Nasdaq listing fees, fees and expenses of counsel for the Buyer, and fees and expenses of accountants for the Buyer, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Company Stockholders in connection with sales under a Registration Statement and (ii) the fees and expenses of any counsel retained by Company Stockholders.

          (e) During the period during which Buyer is obligated to use its Reasonable Best Efforts to keep a Stockholder Registration Statement effective pursuant to Section 7.1, the Buyer shall prepare and promptly file with the SEC and promptly notify Company Stockholders named in such Stockholder Registration Statement of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions, if at any time when a prospectus relating to the Merger Shares is required to be delivered under the Securities Act, any event with respect to the Buyer shall have occurred as a result of which any such prospectus forming a part of such Stockholder Registration Statement would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and, in addition, during such period, prepare and file with the SEC promptly upon the reasonable written request of the Stockholder Representatives, any amendments or supplements to the Registration Statement or prospectus which may be necessary or advisable in connection with the distribution of the Merger Shares;

          (f) The Buyer shall prepare, promptly upon request of the Company Stockholders or any underwriter(s) for the Company Stockholders made during the period in which the Buyer is obligated to use its Reasonable Best Efforts to keep a Stockholder Registration Statement effective, such amendment or amendments to such Stockholder Registration Statement and such prospectus or prospectuses as may be reasonably necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

          (g) The Buyer shall advise the Company Stockholders promptly after the Buyer shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any Registration Statement or amendment thereto, or of the initiation or threatening of any proceeding for that purpose, and promptly use its Reasonable Best Efforts to prevent the issue of any stop order or obtain its withdrawal promptly as such stop order should be issued;

          (h) The Buyer shall furnish each Company Stockholder with copies of such opinions of counsel and accountants' comfort letters (if any) as are delivered (and addressed) to the Buyer in connection with the registration of Merger Shares;

          (i) The Buyer shall in connection with the preparation and filing of each Registration Statement, give the holders of Merger Shares on whose behalf such Merger Shares are to be registered, and their underwriter(s), if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein, and each amendment thereof and supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Buyer with its officers and independent public accountants who have certified its financial as shall be necessary, in the opinion of such Company Stockholders and such underwriters, or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; and

          (j) The Buyer shall make senior executives of Buyer available to assist the underwriters with respect to, and accompanying the underwriters on so-called "road shows," in connection with marketing efforts for and the distribution and sale of Merger Shares pursuant to a Stockholder Registration Statement.

     7.5 Requirements of Company Stockholders. The Buyer shall not be required to include any Merger Shares in a Registration Statement unless the Company Stockholder owning such shares furnishes to the Buyer in writing such information regarding such Company Stockholder and the proposed sale of Merger Shares by such Company Stockholder as the Buyer may reasonably request in writing in connection with such Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities.

     7.6 Indemnification.

          (a) The Buyer agrees to indemnify and hold harmless each Company Stockholder whose shares are included in a Registration Statement, each person who controls such Company Stockholder within the meaning of Section 15 of the Securities Act, and each underwriter of the Merger Shares so registered and each person who controls such underwriter, and their respective officers, directors, partners, agents, employees and successors, against any losses, claims, damages, expenses or liabilities to which such Company Stockholder may become subject by reason of any untrue statement of a material fact contained in such Registration Statement or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to the Buyer by or on behalf of a Company Stockholder for use in such Registration Statement. The Buyer shall have the right to assume the defense and settlement of any claim or suit for which the Buyer may be responsible for indemnification under this Section 7.6(a).

          (b) Subject to the provisions of Section 7.2(c), each Company Stockholder whose shares are included in a Registration Statement agrees to indemnify and hold harmless the Buyer, each person who controls the Buyer within the meaning of Section 15 of the Securities Act, each underwriter of any shares of Buyer Common Stock so registered, each person who controls such underwriter within the meaning of Section 15 of the Securities Act, and their respective directors, officers, partners, agents, employees and successors, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Buyer or such directors and officers may become subject by reason of any statement or omission in such Registration Statement made in reliance upon, or in conformity with, a written statement by such Company Stockholder furnished pursuant to Section 7.5.

     7.7 Underwriting Offer. If a Stockholder Registration Statement involves an underwritten public offering, the Buyer agrees to enter into an underwriting agreement containing customary representations, warranties, covenants, agreements and indemnities in connection therewith.

     7.8 Assignment of Rights. A Company Stockholder may not assign any of its rights under this Article VII except in connection with the transfer of some or all of his or her Merger Shares to a child or spouse, or trust for their benefit, provided each such transferee agrees in a written instrument delivered to the Buyer to be bound by the provisions of this Article VII.

     7.9 Rule 144. To the extent that the Buyer is subject to the filing and reporting requirements of the Securities Act and the Exchange Act, the Buyer will file the reports required to be filed by it under those acts and the rules and regulations adopted by the SEC thereunder, and will take such further action as the Stockholder Representatives may reasonably request, all to the extent required from time to time to enable the Company Stockholders to sell Merger Shares without registration under the Securities Act within the limitations and exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     7.10 No Inconsistent Agreements. Buyer shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Company Stockholders in Article VII of this Agreement or otherwise conflicts with the provisions hereof.

                                  ARTICLE VIII

                                   TERMINATION

     8.1 Termination of Agreement. The Parties may terminate this Agreement prior to the Effective Time as provided below:

          (a) the Parties may terminate this Agreement by mutual written consent; or

          (b) the Buyer or the Company may terminate this Agreement if there has been a breach of any misrepresentation, warranty, covenant or agreement on the part of the other Party set forth in this Agreement, which breach (i) causes the condition set forth in Sections 5.1(c) or (d) (in the case of termination by the Buyer) or Section 5.2(b) or (c) (in the case of termination by the Company) not to be satisfied and (ii) shall not have been cured within 20 days following receipt by the breaching party of written notice of such breach from the other party; or

          (c) the Buyer or the Transitory Subsidiary may terminate this Agreement by giving written notice to the Company if the Closing shall not have occurred on or before September 30, 1998 by reason of the failure of any condition precedent under Section 5.1 hereof (unless the failure results primarily from a breach by the Buyer or the Transitory Subsidiary of any representation, warranty, covenant or agreement contained in this Agreement); or

          (d) the Company may terminate this Agreement by giving written notice to the Buyer and the Transitory Subsidiary if the Closing shall not have occurred on or before September 30, 1998 by reason of the failure of any condition precedent under Section 5.2 hereof (unless the failure results primarily from a breach by the Company or the Company Stockholders of any representation, warranty, covenant or agreement contained in this Agreement).

     8.2 Effect of Termination. If any Party terminates this Agreement pursuant to Section 8.1, all obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party for a willful breach of this Agreement).

                                   ARTICLE IX

                                OTHER AGREEMENTS

     9.1 Press Releases and Announcements. No Party shall issue any press release or other public disclosure relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that the Buyer may make any public disclosure it believes in good faith is required by law or regulation or stock market rules (in which case the Buyer shall use its Reasonable

Best Efforts to advise the Company of the proposed disclosure prior to making the disclosure).

     9.2 No Third Party Beneficiaries. This Agreement (other than Section 4.8) shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

     9.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, with respect to the subject matter hereof; provided that the Agreement dated November 5, 1997 between the Buyer and the Company shall remain in effect in accordance with its terms.

     9.4 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; provided that the Transitory Subsidiary may assign its rights, interests and obligations hereunder to an Affiliate of the Buyer.

     9.5 Counterparts; Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

     9.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.7 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

                  If to the Company or a
                  Company Stockholder:               Quill Corporation
                                                     100 Schelter Road
                                                     Lincolnshire, IL  60069-3621
                                                     Attention:  Secretary

                  Copy to:                           Neal, Gerber & Eisenberg
                                                     Two North LaSalle Street
                                                     Chicago, Illinois 60602
                                                     Attn: Charles Evans Gerber, Esq.

                  If to the Stockholder
                  Representatives:                   Jack Miller
                                                     Harvey L. Miller
                                                     Arnold Miller
                                                     c/o Quill Corporation
                                                     100 Schelter Road
                                                     Lincolnshire, IL  60069-3621

                  Copy to:                           Neal, Gerber & Eisenberg
                                                     Two North LaSalle Street
                                                     Chicago, Illinois 60602
                                                     Attn: Charles Evans Gerber, Esq.

                  If to the Buyer:                   Staples, Inc.
                                                     One Research Drive
                                                     Westborough, MA  01581
                                                     Attention:  Secretary

                  Copy to:                           Hale and Dorr LLP
                                                     60 State Street
                                                     Boston, MA  02109
                                                     Attn:  Mark G. Borden, Esq.

                  If to the Transitory Subsidiary:   Staples, Inc.
                                                     One Research Drive
                                                     Westborough, MA  01581
                                                     Attention:  Secretary

                  Copy to:                           Hale and Dorr LLP
                                                     60 State Street
                                                     Boston, MA  02109
                                                     Attn:  Mark G. Borden, Esq.

Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     9.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

     9.9 Amendments and Waivers. This Agreement may be amended at any time prior to the Effective Time by written agreement of all of the Parties hereto. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     9.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

     9.11 Expenses. Except as set forth in Article VI and the Escrow Agreement, each of the Parties shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     9.12 Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

     9.13 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.


                                        STAPLES, INC.


                                        By:    /s/ John J. Mahoney
                                               -------------------
                                               Executive Vice President Finance
                                        Title: and Chief Financial Officer



                                        MUSKETEER ACQUISITION CORP.


                                        By:    /s/ John J. Mahoney
                                               -------------------
                                        Title: Vice President

                                        QUILL CORPORATION


                                        By:    /s/ Jack Miller
                                               ---------------
                                        Title: President


                                        Jack Miller as trustee of the Jack
                                        Miller Trust dated January 18, 1984

                                        By:    /s/ Jack Miller
                                               ---------------


                                        Harvey L. Miller as trustee of the
                                        Harvey L. Miller Trust dated
                                        January 21, 1983


                                        By:    /s/ Harvey L. Miller
                                               --------------------


                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family
                                        Trust #1 dated May 31, 1983 F/B/O
                                        Judith N. Bernstein


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------


                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family
                                        Trust #1 dated May 31, 1983 F/B/O
                                        Sharon A. Ring


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family
                                        Trust #2 dated May 31, 1983


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #1 dated May 31, 1983 F/B/O
                                        Ronald Jeffrey Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #1 dated May 31, 1983 F/B/O
                                        Lori Susan Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #1 dated May 31, 1983 F/B/O
                                        Steven Neil Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #2 dated May 31, 1983


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller 1991
                                        Term Trust #3 dated July 31, 1991


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller
                                        1991 Term Trust #3 dated July 31, 1991


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family
                                        Trust #2 dated May 31, 1983 F/B/O
                                        Judith N. Bernstein


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family
                                        Trust #2 dated May 31, 1983 F/B/O
                                        Sharon A. Ring


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller 1991
                                        Family Trust #2 dated May 31, 1983
                                        F/B/O Lori Susan Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #2 dated May 31, 1983 F/B/O
                                        Steven Neil Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust, as trustee of the
                                        Jack Miller Family Trust #2 dated
                                        May 31, 1983 F/B/O Judith N.
                                        Bernstein


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family Trust
                                        #2 dated May 31, 1983 F/B/O
                                        Sharon A. Ring


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #2 dated May 31, 1983 F/B/O
                                        Lori Susan Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #2 dated May 31, 1983 F/B/O
                                        Steven Neil Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        Jack Miller, as Trustee of the Jack
                                        Miller Trust dated January 18, 1984


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family Trust
                                        #4 dated July 31, 1991 F/B/O
                                        Judith N. Bernstein


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family Trust
                                        #4 dated July 31, 1991 F/B/O
                                        Sharon A. Ring


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #4 dated July 31, 1991 F/B/O
                                        Lori Susan Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #4 dated July 31, 1991 F/B/O
                                        Steven Neil Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family Trust
                                        #4 dated July 31, 1991 F/B/O Judith
                                        N. Bernstein


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Jack Miller Family Trust
                                        #4 dated July 31, 1991 F/B/O Sharon
                                        A. Ring


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #4 dated July 31, 1991 F/B/O
                                        Lori Susan Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #4 dated July 31, 1991 F/B/O
                                        Steven Neil Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

                                        The Northern Trust Company, as
                                        trustee of the Harvey L. Miller Family
                                        Trust #4 dated July 31, 1991 F/B/O
                                        Ronald Jeffrey Miller


                                        By:    /s/ Arthur N. Gergets
                                               ---------------------

     The undersigned, being the duly elected Secretary of the Transitory Subsidiary, hereby certifies that this Agreement has been adopted by a majority of the votes represented by the outstanding shares of capital stock of the Transitory Subsidiary entitled to vote on this Agreement.


                                        /s/ Peter M. Schwarzenbach
                                        --------------------------
                                        Secretary


     The undersigned, being the duly elected Secretary of the Company, hereby certifies that this Agreement has been adopted by a majority of the votes represented by the outstanding Company Shares entitled to vote on this Agreement.


                                        /s/ Harvey L. Miller
                                        --------------------
                                        Secretary